UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2019 (December 18, 2019)

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9328 (Commission File No.)	41-0231510 (IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota (Address of principal executive offices)	55102 (Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	ECL	New York Stock Exchange
2.625% Euro Notes due 2025	ECL 25	New York Stock Exchange
1.000% Euro Notes due 2024	ECL 24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 18, 2019, Ecolab Inc. (the “Company”), ChampionX Holding Inc., a wholly owned subsidiary of the Company (“Newco”), Apergy Corporation (“Apergy”) and Athena Merger Sub, Inc., a wholly owned subsidiary of Apergy (“Merger Sub”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) pursuant to which the Company’s upstream energy business (the “Newco Business”) will combine with Apergy in a Reverse Morris Trust transaction.

Immediately prior to the Merger (as defined below) and pursuant to a Separation and Distribution Agreement, dated as of December 18, 2019, among the Company, Newco and Apergy (the “Separation Agreement”), the Company will, among other things, transfer the Newco Business to Newco and its subsidiaries (the “Reorganization”) and, thereafter, will distribute (the “Distribution”) to the Company’s common stockholders shares of common stock, par value $0.01 per share, of Newco (the “Newco Common Stock”), as further described below. The Distribution and the Merger are expected to be tax-free to the Company's stockholders, except to the extent that cash is paid to the Company's stockholders in lieu of fractional shares in the Merger.

Immediately following the Distribution, in accordance with and subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Newco (the “Merger”), with Newco continuing as the surviving company in the Merger and as a wholly owned subsidiary of the Company.

Agreement and Plan of Merger and Reorganization

Upon consummation of the transactions contemplated by the Merger Agreement, each share of Newco Common Stock outstanding will automatically be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of Apergy (“Apergy Common Stock”), at an exchange ratio calculated such that following the Merger holders of the Company’s common stock will own, in the aggregate, 62% of the issued and outstanding Apergy Common Stock on a fully diluted basis and the existing holders of Apergy Common Stock will own, in the aggregate, 38% of the issued and outstanding Apergy Common Stock on a fully diluted basis.

The Merger Agreement provides that, in connection with the Merger, two individuals designated by the Company will be added to the Apergy’s Board of Directors as of the effective time of the Merger.

The Merger Agreement contains customary representations and warranties made by each of the Company, Newco, Apergy and Merger Sub. The Company, Newco and Apergy have also agreed to various covenants in the Merger Agreement, including, among other things, covenants (i) to conduct their respective operations in the ordinary course in all material respects and (ii) not to take certain actions prior to the closing of the Merger without the prior consent of the other party.

Consummation of the Merger is subject to various conditions, including, among others, (i) the Reorganization and the Distribution having taken place in accordance with the Separation Agreement; (ii) the effectiveness of Apergy’s registration statement registering Apergy Common Stock to be issued pursuant to the Merger Agreement, and any other required Registration Statement (as defined in the Merger Agreement); (iii) approval of the Stock Issuance by the requisite vote of Apergy’s stockholders; (iv) expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval by certain foreign regulatory authorities; and (v) receipt of opinions with respect to the tax-free nature of the proposed transaction. The parties have agreed to use their respective reasonable best efforts to obtain all necessary regulatory approvals for the Merger. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement provides for certain mutual termination rights of the Company and Apergy, including the right of either party to terminate the Merger Agreement: (i) if the Merger is not consummated prior to September 20, 2020, which is subject to an automatic extension of 90 days in certain circumstances (the “End Date”); (ii) if a Governmental Body (as defined in the Merger Agreement) has permanently enjoined the consummation of the Merger; (iii) if the approval of the Stock Issuance has not been obtained at a duly convened meeting of Apergy’s stockholders held therefor; or (iv) in the event that the other party breaches any of its representations, warranties, covenants or other agreements in the Merger Agreement such that certain closing conditions are not able to be satisfied, and such breach is not cured within the earlier of 30 days of notice of such breach by the other party and the date that is three business days prior to the End Date.

In addition, the Merger Agreement contains specified termination rights for the Company and Apergy that requires Apergy to pay the Company a termination fee equal to $89.9 million under certain circumstances. In addition, the Merger Agreement provides that Apergy will reimburse the Company’s and Newco’s transaction-related expenses in an amount equal to $25 million if the Merger Agreement is terminated because Apergy’s stockholders do not approve the Stock Issuance.

Certain additional agreements have been or will be entered into in connection with the transactions contemplated by the Merger Agreement and the Separation Agreement, including, among others:

•	an Intellectual Property Matters Agreement between the Company and Newco, pursuant to which (i) the Company will grant Newco exclusive and non-exclusive licenses to certain intellectual property owned by the Company and its affiliates and used in the Newco Business and (ii) Newco will grant the Company exclusive and non-exclusive licenses to certain intellectual property owned by Newco and its affiliates and used in the Company’s business;

•	an Employee Matters Agreement among the Company, Newco and Apergy, which will govern, among other things, the Company, Newco and Apergy’s obligations with respect to current and former employees of the Newco Business;

•	a Transition Services Agreement between the Company and Newco, pursuant to which each party will, on a transitional basis, provide the other party with certain support services and other assistance after the Distribution and Merger; and

•	a Tax Matters Agreement among the Company, Newco and Apergy, which governs, among other things, the Company, Newco and Apergy’s respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, responsibility for and preservation of the expected tax-free status of the transactions contemplated by the Separation Agreement and certain other tax matters.

Separation Agreement

The Separation Agreement governs the rights and obligations of the Company, Apergy and Newco regarding the Reorganization, and provides, among other things, for the transfer by the Company to Newco of certain assets, and the assumption by Newco of certain liabilities, related to the Newco Business. The Separation Agreement also governs the rights and obligations of the Company and Newco regarding the Distribution. At the Company’s election, the Distribution may be effected by means of a pro-rata distribution of Newco Common Stock to the Company’s stockholders or through an exchange offer of currently issued and outstanding shares of common stock of the Company for Newco Common Stock, which would be followed by a pro rata, clean-up distribution of any unsubscribed shares.

The Separation Agreement also sets forth other agreements between the Company, Newco and Apergy related to the Distribution, including provisions concerning the termination and settlement of intercompany accounts and the obtaining of necessary governmental approvals and third-party consents. The Separation Agreement also sets forth agreements that govern certain aspects of the relationship between the Company, Newco and Apergy after the Distribution, including provisions with respect to release of claims, indemnification, insurance, access to financial and other information and access to and provision of records. The parties have mutual ongoing indemnification obligations following the Distribution with respect to losses related to the Newco Business and the Company’s business, respectively.

Additionally, at or prior to the Separation Effective Time (as defined in the Separation Agreement), Newco will make a cash distribution to the Company equal to $525 million plus the estimated amount of certain taxes paid prior to the separation up to a $12 million cap. The Separation Agreement provides that Newco will have at least $45 million of cash as of the closing of the transaction, and also includes a post-closing adjustment based on the net debt of Newco as of the closing of the transaction.

Consummation of the Distribution is subject to the satisfaction or waiver of all conditions under the Merger Agreement (other than those conditions that are to be satisfied contemporaneously with the Distribution and/or the Merger, provided that such conditions are capable of being satisfied at such time).

The Merger Agreement, Separation Agreement and Employee Matters Agreement have been filed, and the above descriptions have been included, to provide investors and securityholders with information regarding the terms of such agreements. They are not intended to provide any other factual information about the Company, Apergy, Newco, Merger Sub, their respective subsidiaries or affiliates, or the Newco Business. The Merger Agreement contains representations and warranties that the Company and Newco, on the one hand, and Apergy and Merger Sub on the other hand, made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Merger Agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the contract. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, such representations and warranties should not be relied upon as statements of factual information.

Cautionary Notes on Forward Looking Statements

This communication includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between Apergy, ChampionX and Ecolab. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, the tax consequences of the proposed transaction, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward looking statements.

These forward-looking statements are based on Apergy, ChampionX and Ecolab’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from Apergy, ChampionX and Ecolab’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Apergy may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by Apergy, ChampionX or Ecolab, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Apergy and ChampionX, or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions; (13) actions by third parties, including government agencies; and (14) other risk factors detailed from time to time in Apergy and Ecolab’s reports filed with the SEC, including Apergy and Ecolab’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. None of Apergy, ChampionX or Ecolab undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, Apergy and ChampionX intend to file registration statements with the SEC. Apergy will also file a proxy statement. Ecolab stockholders are urged to read the prospectus and/or information statement that will be included in the registration statements and any other relevant documents when they become available, and Apergy stockholders are urged to read the proxy statement and any other relevant documents when they become available, because they will contain important information about Apergy, ChampionX, Ecolab and the proposed transactions. The proxy statement, prospectus and/or information statement and other documents relating to the proposed transactions (when they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The proxy statement, prospectus and/or information statement and other documents (when they are available) can also be obtained free of charge from Ecolab upon written request to Ecolab Inc., Attn: Investor Relations, 1 Ecolab Place, St. Paul, MN 55102, or by e-mailing investor.info@ecolab.com or upon written request to Apergy, Investor Relations, 2445 Technology Forest Boulevard, The Woodlands, Texas 77381 or by e-mailing david.skipper@apergy.com.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Apergy. However, Apergy, Ecolab and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Apergy in connection with the proposed transaction under the rules of the SEC. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Apergy in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Ecolab may be found in its Annual Report on Form 10-K filed with the SEC on March 1, 2019, and its definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 15, 2019. Information about the directors and executive officers of Apergy may be found in its Annual Report on Form 10-K filed with the SEC on February 27, 2019, and its definitive proxy statement relating to its 2019 Annual Meeting of Stockholders filed with the SEC on March 25, 2019.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated December 18, 2019, by and among Ecolab Inc., ChampionX Holding Inc., Apergy Corporation and Athena Merger Sub, Inc.
2.2*	Separation and Distribution Agreement, dated December 18, 2019, by and among Ecolab Inc., ChampionX Holding Inc. and Apergy Corporation
10.1*	Employee Matters Agreement, dated December 18, 2019, by and among Ecolab Inc., ChampionX Holding Inc. and Apergy Corporation

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

* Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request, provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: December 23, 2019	By:	/s/ David F. Duvick
David F. Duvick
Assistant Secretary